CUSIP 975359 10 0

WINRAISE GROUP, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK

SEE REVERSE FOR
CERTAIN DEFINITIONS

NUMBER	SHARES

This

certifies

that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE, OF

WINRAISE GROUP, INC.

(hereinafter called the “Corporation”), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon, surrender of the Certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation, as amended, and the Bylaws of the Corporation, as amended (copies of which are on file at the office of the Transfer Agent), to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Date:

Countersigned:
SECURITIES TRANSFER CORPORATION
P.O. Box 701629
PRESIDENT	Dallas, TX 75370

By:	____________________________________
TRANSFER AGENT – AUTHORIZED SIGNATURE

SECRETARY

WINRAISE GROUP, INC.

TRANSFER FEE $20.00 PER NEW CERTIFICATE ISSUED

A FULL STATEMENT OF THE RELATIVE RIGHTS, INTERESTS, PREFERENCES AND RESTRICTIONS OF EACH CLASS OF STOCK WILL BE FURNISHED BY THE CORPORATION TO ANY SHAREHOLDER UPON WRITTEN REQUEST, WITHOUT CHARGE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT - ..........Custodian.....................
TEN ENT	- as tenants by the entireties	(Cust)	(Minor)
JT TEN	- as joint tenants with right of	under Uniform Gifts to Minors
survivorship and not as	Act......................................
tenants in common	(State)
Additional abbreviations may also be used though not in the above list.

For value received...................................................................hereby sell assign and transfer unto

Please insert Social Security or other identifying number of assignee
X NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement or any change whatever.
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Please print or typewrite name and address including postal zip code of assignee

...............................................................................................................................................................

Shares
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint..........................................................................................

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated............., 20.....

Signature:

X.................................................................

X.................................................................

Signature Guarantee:

THE SIGNATURE(S) SHOULD BE MEDALLION STAMP GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION PURSUANT TO S.E.C. RULE 17AD-15.
Signature(s) guaranteed by: